UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 2004


                               EP MedSystems, Inc.
        (Exact name of small business issuer as specified in its charter)


                          New Jersey 0-28260 22-3212190
                          -----------------------------
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                           575 Route 73 N. Building D
                          West Berlin, New Jersey 08091
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (856) 753-8533

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            EP MedSystems, Inc. hereby incorporates by reference the contents of its press release, dated August 5, 2004, regarding its financial results and certain highlights from its second quarter 2004, furnished herewith as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EP MedSystems, Inc.

Date: August 13, 2004                                By: /s/ Matthew C. Hill
                                                     -----------------------
                                                     Matthew C. Hill
                                                     Chief Financial Officer




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EXHIBIT NO.                           DESCRIPTION

99.1                                  Press release dated August 5, 2004